SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                 April 18, 2005


                               HOMENET CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     000-22236                33-0565710
-------------------------------      ----------------        -------------------
(State or other jurisdiction of      (Commission file           (IRS employer
        incorporation)                    number)            identification no.)

     5252 North Edgewood Drive, Suite 310, Provo, Utah             84604
     -------------------------------------------------          ----------
         (Address of principal executive offices)               (Zip code)


                                 (801) 502-6100
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)


                   This document contains a total of 4 pages.

Item 1.01 Entry Into a Material Definitive Agreement

         On or about December 6, 2004, the Company entered into loan arrangement with two accredited lenders who lent the Company the principal amount of $1,200,000 (the "Loan"). In the event the Loan is not repaid when due, the Company is obligated to pay a one-time late charge equal to fifteen percent (15%) of the unpaid amount. In addition, all amounts due and payable on the Loan bear interest at the rate of eighteen percent (18%) per annum after default. The Loan was due and payable in full on or about April 6, 2005. The loan was guaranteed by five guarantors.

         On April 18, 2005, the Company and the Lenders executed an amendment to the Loan agreement, effective April 5, 2005, whereby the maturity date of the Loan was extended to May 6, 2005. In consideration for this extension, the Company agreed to pay Lenders aggregate fees of $60,000. The Company presently does not have sufficient funding to pay the amounts owing on the Loan and there can be no assurance that the Company will obtain sufficient funding to repay the amounts owing on or before the May 6, 2005 maturity date of the Loan. If the Company cannot repay the amounts owing it may be forced to substantial limit or cease operations.

2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

         The Company has incurred a material direct financial obligation as further described in Item 1.01.

Item 9.01 Financial Statements and Exhibits

         a.       Financial statements of businesses acquired

                  Not applicable.

         b.       Pro forma financial information

                  Not applicable.

         c.       Exhibits

                  Number                    Description
                  ------                    -----------

                  10.1 Amendment No. 1 To The Loan Agreement by and between the Company, Horn Irrevocable Trust and Vescovo Finance, LLC, effective April 5, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   HOMENET CORPORATION




Date: April 18, 2005                               By  /s/ Frank Gillen
                                                     -------------------
                                                     Frank Gillen
                                                     President

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